EXHIBIT 99.2

Investment Corporation

First Quarter Results & Conference Call May 10, 2005

Forward-looking Statements

This presentation laws -looking forward . may contain - statements under federal securities . These statements are based on management’s current expectations and beliefs and are subject to a a number of trends and uncertainties that could cause actual results to differ materially from those-forward statements . looking described in the - . The risks and uncertainties that may cause our performance and results to vary include: (i) changes in overall economic conditions and interest rates; (ii) an inability to originate subprime hybrid/adjustable mortgage loans; (iii) increased delinquency rates in our portfolio; (iv) adverse changes in the securitization and whole loan market for mortgage loans; (v) declines in real estate values; (vi) limited cash flow to fund operations and dependence on short—term financing facilities; (vii) concentration - of operations in California, Florida, New York and Texas; (viii) extensive government regulation; (ix) intense competition in the mortgage lending industry; and (x) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules For a a more complete discussion of these risks and uncertainties and information relating to the company, see the Form 10—K for the year - ended December 31, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934 Aames Investment expressly disclaims any obligation to update or revise any forward—looking statements in this presentation -

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1st Quarter 2005 Highlights

Grew REIT loan portfolio to $2.9 billion

Closed $1.2 billion securitization

100% core hybrid product

Paid first full quarter dividend on May 9th

$0.27 per share

Core EPS loss per share of $0.17; GAAP diluted EPS loss of $0.01

$1.4 billion in loan production

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2005 Strategic Initiatives Update

Value focused production

Focused on long-term ROA from REIT portfolio

Reduce overall cost structure

Address competitive pressures through greater efficiencies

Leverage technology

Completed Retail Branch rationalization strategy

Continue to expand sales platform and productivity

Maximize benefits from in-house servicing

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Operating Overview

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REIT Portfolio Growth

Cumulative Portfolio Growth

($in billions)

$5.5 $5.0 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $-

$1.7 $2.9 $3.8 - $4.0

12/31/04 03/31/05 06/30/05

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Loan Sales by Quarter

Whole Loan Sales REIT Sales

($in millions)

$2,400 $02,000 $1,600 $1,200 $800 $400 $-

$2,158 $1,559

$1,731 $1,238

$1,763 $1,770 $1,965 $427 $321

1Q04 2Q04 3Q04 4Q04 1Q05

Hybrid

Fixed, 2nds, & Alt-A

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Production by Quarter

Wholesale Loan Production Retail Loan Production

($ in millions)

$2,400 $2,000 $1,600 $1,200 $800 $400 $-

$1,866 $1,966 $1,878 $1,710 $1,362

$586 $645 $615 $574 $517

$1,279 $1,320 $1,262 $1,134 $845

1Q04 2Q04 3Q04 4Q04 1Q05

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Production Profile

2004

Product %% WAC LTV FICO

A+/A 86% 7.7.24% 81% 619

A- 5%5% 7.7.78% 77% 560

B 6%6% 8.8.09% 76% 559

C 2%2% 8.8.75% 71% 549

C- 1%1% 9.9.89% 66% 535

1Q 2005

Product % WAC LTV FICO

A+/A 87% 7.42% 81% 621

A- 4% 8.01% 75% 557

B 6% 8.43% 76% 559

C 3% 8.98% 70% 552

C- 1% 10.44% 64% 545

2004 Product Mix

Hybrid 72.4%

Fixed 17.0%

Alt-A 0.4%

2nd Mortgage 6.5%

I / O 3.7%

FICO 611

LTV 79.9%

WAC 7.37%

1Q 2005 Product Mix

Hybrid 69.5%

Fixed 11.3%

Alt-A 0.1%

2nd Mortgage 8.1%

I / O 10.9%

FICO 613

LTV 79.2%

WAC 7.57%

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Interest Rate and AIC WAC Trends

2 Year SWAP Hybrid ARM-WAC Spread

2 SWAP Year

8.00% 7.00% 6.00% 5.00% 4.00% 3.00% 2.00% 1.00%

ARM-WAC

Q1-04 Q2-04 Q3-04 Q4-04 Q1-05

2 Year SWAP 1.99% 2.81% 2.92% 3.17% 3.82%

Hybrid ARM-WAC 7.01% 7.10% 7.36% 7.20% 7.36%

Spread 5.03% 4.29% 4.44% 4.02% 3.54%

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Slide 10

Financial Review

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Consolidated Income Statement

in millions

First Quarter

2005 2004

Net interest income after LLP $ 33.4 $ 11.1

Noninterest income 8.6 56.8

Total Revenue $ 42.0 $ 67.9

Noninterest expense 42.0 47.1

Operating income (loss) $—$ 20.8

Tax provision 0.8 0.1

Net income (loss) $ (0.8) $ 20.7

Net income (loss) $ (0.8)

Mark-to-market adjustment (9.5)

Core net loss $ (10.3)

EPS:

Diluted $ (0.01)

Core $ (0.17)

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Condensed Consolidated Balance Sheet

in millions Quarter Ended

Mar-05 Dec-04

Assets

Cash & cash equivalents $ 128.4 $ 37.8

Loans held for sale 383.5 485.0

Loans held for investment, net 2,862.4 1,725.0

Residual interests & servicing advances 43.5 61.8

Derivative instruments 52.0 31.9

Fixed & other assets 58.3 59.3

Total assets $ 3,528.1 $ 2,400.8

Liabilities and stockholders’ equity

Non-warehouse debt $ - $ 7.7

ABS financing 2,258.1 1,157.5

Warehouse facilities 854.4 809.2

Accounts payable & accrued liabilities 58.8 68.8

Total liabilities 3,171.3 2,043.2

Stockholders’ equity 356.8 357.6

Total liabilities & stockholders’ equity $ 3,528.1 $ 2,400.8

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REIT Portfolio Growth

Incremental “Street” Sales

Cumulative Portfolio Growth

($ in billions)

$6.0 $5.5 $5.0 $4.5 $4.0 $3.5 $3.0 $2.5 $2.0 $1.5 $1.0 $0.5 $-

Estimated Estimated

$0.4 $0.3 $0.3 - $0.5 $0.8 - $1.2

$1.7 $2.9 $3.8 - $4.0 $4.5

12/31/04 03/31/05 06/30/05 9/30/2005

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1st Quarter 2005 Summary and Current Outlook

$0.27 dividend per share

Continued growth of REIT portfolio - $2.9 billion

Levered by end of 2nd quarter 2005

Focus on expanded retail and wholesale production

Respond to competitive pressures with targeted cost reduction

Call of remaining five off-balance sheet securitizations

Elimination of all residuals; $15 million in cash generated for balance sheet

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